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                                Exhibit (5)(b)

                           Form of Group Certificate
                        Enrollment Application for the
                            Access Variable Annuity









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Variable Annuity Enrollment Form
Issued by: PFL Life Insurance Company ("PFL Life") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
Mail the enrollment form and a check: PFL Life Insurance Company Attn: Variable Annuity Dept.
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1. OWNER             In the event the owner is a trust, please provide verification of trustees.
--------------------
If no annuitant is   Name:                                                           Phone No.:
specified in #2, the -------------------------------------------------------------------------------------------------------------
Owner will be the    Address:                                      City:                     State:               Zip:
Annuitant            -------------------------------------------------------------------------------------------------------------
                     [_] Male     [_] Female     SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]   Birthdate [_][_]/[_][_]/[_][_][_][_]
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JOINT OWNER(S)       Name:                                                           Phone No.:
-------------------- -------------------------------------------------------------------------------------------------------------
                     Address:                                      City:                     State:               Zip:
                     -------------------------------------------------------------------------------------------------------------
                     [_] Male     [_] Female     SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]   Birthdate [_][_]/[_][_]/[_][_][_][_]
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2. ANNUITANT         Name:                                                           Phone No.:
-------------------- -------------------------------------------------------------------------------------------------------------
Complete only if     Address:                                      City:                     State:               Zip:
different from       -------------------------------------------------------------------------------------------------------------
Owner.               [_] Male     [_] Female     SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]   Birthdate[_][_]/[_][_]/[_][_][_][_]
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3. BENEFICIARY(IES)  Primary:                             Relationship to Annuitant:                                  0.00%
-------------------- ---------------------------------------------------------------------------------------  --------------------
                     Primary:                             Relationship to Annuitant:                                  0.00%
                     ---------------------------------------------------------------------------------------  --------------------
                     Contingent:                          Relationship to Annuitant:                                  0.00%
                     ---------------------------------------------------------------------------------------  --------------------
                     Contingent:                          Relationship to Annuitant:                                  0.00%
                     ---------------------------------------------------------------------------------------  --------------------
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4. TELEPHONE         Following is authorized to make telephone transfer requests (check one only):
TRANSFERS            [_] Owner(s) only, or
-------------------- [_] Owner(s) and Owner's Registered Representative (Print Rep Name) _________________________________________
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5. ALLOCATION        Please check selected funds and fixed accounts.  The initial premium will be allocated as selected here.
OF PREMIUM           If Dollar Cost Averaging, see section 7 on reverse side.
PAYMENTS
-------------------- VARIABLE OPTIONS:                                                             FIXED OPTIONS:
Initial Premium      Morgan Stanley Asset Management Inc.      Montgomery Asset Management LLC     [_] Dollar Cost Averaging     0%
$                    [_] Endeavor Asset Allocation             [_] Endeavor Select 50              (Must complete section 7.)  ----
--------------------     Portfolio                      0%         Portfolio                   0%
Make check payable   [_] Endeavor Money Market       ----                                   ----   [_] 1 Year Guarantee Period   0%
to PFL Life              Portfolio                      0%     MFS Investment Management                                      ----
Insurance Company.                                   ----      [_] Endeavor High Yield             [_] 3 Year Guarantee Period   0%
                     T. Rowe Price Associates, Inc.                Portfolio                   0%                             ----
Type of Annuity:     [_] T. Rowe Price Equity Income                                         ----  [_] 5 Year Guarantee Period   0%
                         Portfolio                      0%     Janus Capital Corporation                                       ----
[_] Non-qualified                                     ----     [_] Endeavor Janus Growth           [_] 7 Year Guarantee Period   0%
                     [_] T. Rowe Price Growth Stock                Portfolio                                                   ----
Qualified Types:         Portfolio                      0%                                         Total Variable and Fixed    100%
Also complete                                         ----     WRL Series Fund, Inc.                                           ----
Section 6.           [_] T. Rowe Price International           [_] WRL Janus Global                *Policy values, when allocated
[_] IRA                  Stock Portfolio                0%     [_] WRL Alger Aggressive             to any of the Variable Options
[_] Roth IRA                                          ----         Growth                      0%   are not guaranteed as to fixed
[_] SEP/IRA          OpCap Advisors                                                          ----   dollar amount.
[_] 403(b)           [_] Endeavor Value Equity                 [_] WRL NWQ Value Equity        0%
[_] Keogh                Portfolio                      0%                                   ----  *When funds are allocated to
[_] Roth                                              ----     [_] WRL Goldman Sachs                Fixed Account Guarantee
    Conversion       [_] Endeavor Opportunity Value                Growth                      0%   Periods, policy values under
[_] Other __________     Portfolio                      0%                                   ----   certificate may increase or
____________________                                  ----     [_] WRL T. Rowe Price                decrease in accordance with
____________________ J.P. Morgan Investment Management             Dividend Growth             0%   Excess Interest Adjustment
                     Inc.                                                                    ----   prior to the end of Guarantee
                     [_] Endeavor Enhanced Index               [_] WRL T. Rowe Price                Period.
                         Portfolio                      0%         Small Cap                   0%
                                                      ----                                   ----
                     Dreyfus Corporation                       [_] WRL Salomon All Cap         0%
                     [_] Dreyfus U.S. Government                                             ----
                         Securities Portfolio           0%     [_] WRL Pilgrim Baxter
                                                      ----         Mid Cap Growth              0%
                     [_] Dreyfus Small Cap Value                                             ----
                         Portfolio                      0%     Transamerica Variable Insurance
                                                      ----     Fund, Inc.
                                                               [_] Transamerican VIF Growth
                                                                   Portfolio                   0%
                                                                                             ----
                                                                                               0%
                                                               ----------------------------- ----
                                                                                               0%
                                                               ----------------------------- ----
                                                                                               0%
                                                               ----------------------------- ----
                                                                                               0%
                                                               ----------------------------- ----
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6. QUALIFIED PLAN    IRA/SEP/ROTH IRA                                                    ROTH IRA Rollover          Date first
INFORMATION          $___________________ Contribution for tax year ________             [_][_]/[_][_]/[_][_][_][_] established
-------------------- $___________________ Trustee to Trustee Transfer                                               or date of
                     $___________________ Rollover from [_] IRA  [_] 403(b)  [_] Pension                            conversion
                                          [_] Other ____________________________________ $_______________ Portion previously taxed
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VA-ENROLL 5/99
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7. DOLLAR COST AVERAGING PROGRAM
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Authorized by Owner signature in Section 11.

Transfer Frequency:

DCA program Options

[_]  6 month program
[_]  12 month program
Number of transfers ___________

Other Frequency Options

[_] Monthly (6 min, 24 max)
[_] Quarterly (4 min, 8 max)

Transfer to (indicate investment option and percentage);

________________ _____.0%          ________________ _____.0%

________________ _____.0%          ________________ _____.0%

________________ _____.0%          ________________ _____.0%

________________ _____.0%          ________________ _____.0%

________________ _____.0%          ________________ _____.0%

________________ _____.0%          ________________ _____.0%

                                                 Total: 100%

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8. Other
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Please complete.

Family Income Protector Option:

[_] No   [_] Yes   (Available at an additional cost, see prospectus)

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9. MINIMUM DEATH BENEFIT
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Annual Step-Up Death Benefit

Annual Mortality and Expense (M&E) risk fee and administrative charge is 1.75%

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10. REPLACEMENT INFORMATION
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Will this annuity replace or change any existing annuity or life insurance?

[_] No  [_]_______(If Yes, complete the following)

Company:                                Policy No.:
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11. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE
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 .  Unless I have notified the Company of a community or marital property interest in this certificate, the Company will rely on a good faith belief that no such interest exists and will assume no responsibility for inquiry.

 . To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this enrollment form becomes a part of the annuity certificate when issued to me.

 .  I (we) am in receipt of a current prospectus for this variable annuity.

 . This enrollment form is subject to acceptance by PFL Life. If this enrollment form is rejected for any reason, PFL Life will be liable only for return of premiums paid.

[_] Check here if you want to be sent a copy of Statement of Additional
    Information

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at  City:              State:                 Date:
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Owner(s):                          Annuitant (if not Owner):
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12. AGENT INFORMATION
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Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?  [_] No  [_] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

Registered     Representative/
Licensed Agent Name (please print):                   Signature:
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Phone No.:            SS#/TIN [_][_][_]-[_][_]-[_][_][_][_] [_] A  [_] B  [_] C
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PFL Life Agent #:
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Firm Name:
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Firm Address:
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